UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 9, 2005

EDUCATION FUNDING CAPITAL I, LLC

(DEPOSITOR)

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-111959	27-0046437
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file Number)	(I.R.S. Employer Identification Number)

CIT EDUCATION LOAN TRUST 2005-1

(ISSUER)

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-111959-02	16-6556264
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file Number)	(I.R.S. Employer Identification Number)

Six East Fourth Street

Suite 310-A

Cincinnati, Ohio 45202

(Address of Principal Executive Offices)

Registrant’s Telephone Number:

(866) 300-8112

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Issuance by CIT Education Loan Trust 2005-1 of $1,000,000,000 Education Loan Backed Notes.

On January 16, 2004, Education Funding Capital I, LLC (the “Depositor”) filed with the Securities and Exchange Commission a registration statement on Form S-3 registering $2,000,000,000 Education Loan Backed Notes to be offered on a delayed basis. The Securities and Exchange Commission assigned file number 333-111959 to that registration.

Effective as of May 20, 2005, Chase Bank USA, National Association (the “Owner Trustee”) executed and filed with the Delaware Secretary of State the Certificate of Trust of CIT Education Loan Trust 2005-1, thereby forming CIT Education Loan Trust 2005-1 (the “Trust”) as a Delaware statutory trust. In connection therewith, the Depositor and the Owner Trustee executed and delivered the Trust Agreement dated as of May 20, 2005 (the “Original Trust Agreement”).

On June 1, 2005, the Underwriting Agreement dated June 1, 2005 (the “Underwriting Agreement”) regarding the Notes was executed and delivered by Citigroup Global Markets Inc. and Credit Suisse First Boston LLC, as the representatives of the underwriters named therein, Education Lending Group, Inc. (the “Seller”), Education Lending Services, Inc. (“ELS”) and the Depositor.

On June 8, 2005, the Depositor filed with the Securities and Exchange Commission a final Prospectus Supplement dated June 1, 2005 regarding the issuance of the Notes.

In connection with the issuance of the Notes, the following agreements were executed and delivered by the respective parties thereto: (a) the Amended and Restated Trust Agreement dated as of June 1, 2005 (the “Amended and Restated Trust Agreement”) among the Depositor, the Owner Trustee, and The Bank of New York, as eligible lender trustee on behalf of the Trust (the “Trust Eligible Lender Trustee”); (b) the Seller Transfer and Sale Agreement dated as of June 1, 2005 (the “Seller Transfer and Sale Agreement”) among the Seller, the Depositor, Fifth Third Bank, as eligible lender trustee on behalf of the Seller (the “Seller Eligible Lender Trustee”), and Fifth Third Bank, as eligible lender trustee on behalf of the Depositor (the “Depositor Eligible Lender Trustee”); (c) the Depositor Transfer and Sale Agreement dated as of June 1, 2005 (the “Depositor Transfer and Sale Agreement”) among the Depositor, the Trust, the Depositor Eligible Lender Trustee, and the Trust Eligible Lender Trustee; (d) the Indenture of Trust dated as of June 1, 2005 (the “Indenture”) among the Trust, The Bank of New York, as indenture trustee (the “Indenture Trustee”) and the Trust Eligible Lender Trustee; (e) the Master Servicing Agreement dated as of June 1, 2005 (the “Master Servicing Agreement”) among ELS, as master servicer (the “Master Servicer”), the Trust, the Indenture Trustee and the Trust Eligible Lender Trustee; and (f) the Administration Agreement dated as of June 1, 2005 (the “Trust Administration Agreement”) between ELS and the Trust.

On June 9, 2005, the Trust issued $1,000,000,000 Education Loan Backed Notes.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

The following are filed herewith. The exhibit numbers correspond with Item 601(b) of the Regulation S-K.

Exhibit No.	Description of Document

1.1	Underwriting Agreement

3.1	Original Trust Agreement

3.2	Amended and Restated Trust Agreement

4.1	Indenture of Trust

99.1	Master Servicing Agreement

99.2	Seller Transfer and Sale Agreement

99.3	Depositor Transfer and Sale Agreement

99.4	Trust Administration Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized in the City of Cincinnati, in the State of Ohio, on June 14, 2005.

Education Funding Capital I, LLC

By:	/s/ Perry D. Moore
Perry D. Moore
Executive Vice President – Finance

CIT Education Loan Trust 2005-1

By: Education Lending Services, Inc., as Administrator

By:	/s/ Perry D. Moore
Perry D. Moore
Executive Vice President – Finance

EXHIBIT INDEX

Exhibit No.	Description of Document

1.1	Underwriting Agreement

3.1	Original Trust Agreement

3.2	Amended and Restated Trust Agreement

4.1	Indenture of Trust

99.1	Master Servicing Agreement

99.2	Seller Transfer and Sale Agreement

99.3	Depositor Transfer and Sale Agreement

99.4	Trust Administration Agreement